EXHIBIT 99.1

INFORMATION STATEMENT

(INTENDED TO BE DISTRIBUTED TO STOCKHOLDERS ON OR ABOUT NOVEMBER 21, 2016)

NEWGEN BIOPHARMA CORP.

3221 Dominquez Avenue

Quezon City, Philippines

855-624-4793

_____________________________

Notice of Stockholder Action by Written Consent

November 21, 2016

Dear Stockholder:

The purpose of this Information Statement is to inform the holders of record, as of the close of business on November 16, 2016 (the “Record Date”), of shares of common stock, par value $0.001 per share (the “Common Stock”), of NewGen BioPharma Corp., formerly known as Greenwind NRG Inc., (the “Company”), that holders of the majority of the Company’s Common Stock have taken action by written consent as of November 16, 2016, to approve the following:

(1)	To authorize and approve an amendment to the Company’s Articles of Incorporation in the State of Nevada to increase the authorized Common Stock from seventy-five million (75,000,000) shares of Common Stock to three hundred million (300,000,000) shares of Common Stock, each with a par value of $0.001 (the “Authorized Common Stock Amendment”); and

(2)	To approve and adopt the Amended and Restated Bylaws of NewGen BioPharma Corp. (the “Amended and Restated Bylaws”).

Nevada corporation law permits holders of a majority of the voting power to take a stockholder action by written consent. Accordingly, the Company will not hold a meeting of its stockholders to consider or vote upon the Authorized Common Stock Amendment or the Amended and Restated Bylaws.

We encourage you to read the attached Information Statement carefully, including the exhibits, for further information regarding these actions. The Authorized Common Stock Amendment will be effective upon the filing of the Certificate of Amendment to the Articles of Incorporation with the Nevada Secretary of State. The Amended and Restated Bylaws were effective as of November 16, 2016.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS, AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein.

Sincerely,

NEWGEN BIOPHARMA CORP.

/s/ Jerwin Alfiler
Jerwin Alfiler President

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

1

NEWGEN BIOPHARMA CORP.

3221 Dominquez Avenue

Quezon City, Philippines

855-624-4793

Information Statement Concerning Actions by Written Consent

Date and Purpose of Written Consent

On November 16, 2016, stockholders holding 36,000,000 shares of Common Stock, which constitutes a majority of the voting power of the Company, took action by written consent for the purposes of approving (i) an amendment to the Company’s Articles of Incorporation in the State of Nevada to increase the authorized Common Stock from seventy-five million (75,000,000) shares of Common Stock to three hundred million (300,000,000) shares of Common Stock, each with a par value of $0.001 (the “Authorized Common Stock Amendment”), and (ii) the Amended and Restated Bylaws of NewGen BioPharma Corp. (the “Amended and Restated Bylaws”).

Stockholders Entitled to Notice

As of November 16, 2016, there were 47,600,000 shares of our Common Stock outstanding. Holders of our Common Stock, our only outstanding voting securities outstanding, are entitled to one vote for each share of Common Stock. Stockholders of record at the close of business on November 16, 2016, will be entitled to receive this notice and Information Statement.

Proxies

No proxies are being solicited.

Consents Required

The approval and adoption of the Authorized Common Stock Amendment and the Amended and Restated Bylaws requires the consent of the holders of a majority of the shares of issued and outstanding Common Stock.

On November 16, 2016, two stockholders holding 36,000,000 shares, or approximately 75.63% of our Common Stock, delivered a written consent to us adopting the items set forth herein. For a detailed breakdown of the beneficial ownership of our Common Stock, please see Security Ownership of Certain Beneficial Owners and Management below.

Information Statement Costs

The cost of delivering this Information Statement, including the preparation, assembly and mailing of the Information Statement, as well as the cost of forwarding this material to the beneficial owners of our Common Stock, will be borne by us. We may reimburse others for expenses in forwarding Information Statement materials to the beneficial owners of our Common Stock.

2

THE AUTHORIZED COMMON STOCK AMENDMENT AND THE AMENDED AND RESTATED BYLAWS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THESE ITEMS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT, AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE APPROVAL OF THE AUTHORIZED COMMON STOCK AMENDMENT AND THE AMENDED AND RESTATED BYLAWS, AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AUTHORIZED COMMON STOCK AMENDMENT AND THE AMENDED AND RESTATED BYLAWS AND THE BACKGROUND OF THESE CORPORATE TRANSACTIONS.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of November 16, 2016, regarding the beneficial ownership of our Common Stock of (i) each person known to us to be the beneficial owner, within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of more than 5% of the outstanding shares of Common Stock, (ii) each or our Directors, (iii) each of our executive officers, and (iv) all or our executive officers and Directors as a group.

Unless otherwise indicated, the address of each named beneficial owner is c/o NewGen BioPharma Corp., 3221 Dominquez Avenue, Quezon City, Philippines. Each of the beneficial owners named below has sole voting and investment power with respect to the shares listed. On November 16, 2016, there were 47,600,000 shares of our Common Stock issued and outstanding.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Class (2)

Jerwin Alfiler President, Secretary, Treasurer and Director 3221 Dominquez Avenue Quezon City, Philippines	0	0.00%

All Officers and Directors as a Group	0	0.00%

5% Holders

James Sammon (former director and officer) Spur Hill, Doughcloyne Togher, Cork, Ireland	20,000,000	42.02%

Tadhg Sammon (former director and officer) Spur Hill, Doughcloyne Togher, Cork, Ireland	16,000,000	33.61%

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2) Based upon 47,600,000 shares of Common Stock outstanding as of November 16, 2016.

3

CONTEMPLATED MERGER TRANSACTION

As disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on November 2, 2016, on October 27, 2016, we entered in a Binding Letter of Intent (the “LOI”) with NewGen BioPharma Corp., a New Jersey corporation (“NewGen”), relating to a proposed reverse acquisition transaction, whereby we will enter into a reverse triangular merger with NewGen (the “Merger Transaction”). Upon the closing of the Merger Transaction, NewGen will become our wholly-owned subsidiary. NewGen operates as a pharmaceutical company that develops and commercializes enhanced pharmaceuticals and cosmaceuticals through reformulating approved active pharmaceutical ingredients using proprietary nanotechnology platforms. NewGen’s platforms and formulations are developed to create improvements in bioavailability, safety, efficacy, dosage reductions and elimination of fed-fast variability.

In accordance with the terms of the LOI and the proposed Merger Transaction, we will acquire all of the issued and outstanding capital stock and convertible notes and warrants (if any) of NewGen through a reverse acquisition transaction in exchange for the issuance to the stockholders of NewGen of 40,000,000 shares of our Common Stock. Pursuant to the terms of the LOI, the terms and conditions of the Merger Transaction shall be set forth in a formal definitive agreement (the “Definitive Agreement”), which shall be negotiated and entered into within thirty (30) days after the effective date of the LOI.

The Definitive Agreement will contain customary representations and warranties by the Company and NewGen regarding our respective business, operations and financial condition, as well as customary covenants and indemnification provisions. The Definitive Agreement will also contain certain conditions to closing typically found in an agreement of this nature. Subject to the pending negotiation and execution of the Definitive Agreement and the satisfaction or waiver of all closing conditions to be set forth therein, we expect to close the Merger Transaction on or about January 31, 2017. A copy of the LOI is filed as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on November 2, 2016, which is incorporated by reference herein.

4

STOCKHOLDERS’ ACTION NO. 1

AMENDMENT TO THE ARTICLES OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

General Information

As of November 16, 2016, pursuant to our Articles of Incorporation, we are authorized to issue up to seventy-five million (75,000,000) shares of Common Stock. Pursuant to the Authorized Common Stock Amendment, we propose to increase our authorized shares of Common Stock from seventy-five million (75,000,000) shares to three hundred million (300,000,000) shares.

The holders of shares representing a majority of our outstanding voting stock have given their written consent to increase the authorized number of shares of Common Stock pursuant to the Authorized Common Stock Amendment. Under Nevada corporation law, the consent of the holders of a majority of the voting power is effective as the approval of the stockholders of a corporation. We have filed the Certificate of Amendment to the Articles of Incorporation of the Company with the Nevada Secretary of State in order to increase the number of authorized shares of Common Stock to three hundred million (300,000,000) shares. A copy of the form of Certificate of Amendment to effectuate the Authorized Common Stock Amendment is attached hereto as Exhibit A.

The Authorized Common Stock Amendment will not result in any changes to our issued and outstanding shares of Common Stock, and will only affect the number of shares that may be issued by us in the future.

Reasons for the Amendment

The primary purpose of the Authorized Common Stock Amendment is to make available for future issuance by us additional shares of Common Stock, and to have a sufficient number of authorized and unissued shares of Common Stock to maintain flexibility in our corporate strategy and planning. We believe it is in the best interests of our Company and our stockholders to have additional authorized but unissued shares available for issuance to meet business needs as they arise. Our majority stockholders and Board of Directors believe the availability of additional shares will provide us with flexibility to issue Common Stock for possible future financings, stock dividends or distributions, acquisitions, stock option plans, and other proper corporate purposes which may be identified in the future by our Board of Directors, without the possible expense and delay of a special stockholders’ meeting. The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and, for stockholders who do not purchase additional shares to maintain their pro rata interest in us, on such stockholders’ ownership and voting power percentage.

The authorized shares of Common Stock in excess of those issued will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable, without further action by our stockholders, except as may be required by applicable law or by the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded. Upon issuance, such shares will have the same rights as the outstanding shares of Common Stock. Holders of Common Stock have no preemptive rights. The availability of additional shares of Common Stock is particularly important in the event that the Board of Directors determines to undertake any action on an expedited basis and thus to avoid the time, expense and delay of seeking stockholder approval in connection with any potential issuance of Common Stock, of which we have none contemplated at this time other than as discussed herein.

The issuance of Common Stock contemplated in connection with the proposed Merger Transaction will not involve the use of the additional shares of Common Stock proposed to be authorized. Other than the issuance of Common Stock contemplated by the proposed Merger Transaction and a $2,000,000 private placement financing related thereto, we have no arrangements, agreements, understandings, or plans at the current time for the issuance or use of additional shares of Common Stock. The Board of Directors does not intend to issue any Common Stock except on terms which the Board of Directors deems to be in the best interests of the Company and our stockholders.

Principal Effects on Outstanding Common Stock

The proposal to increase the authorized capital stock will affect the rights of existing holders of Common Stock to the extent that future issuances of Common Stock will reduce each existing stockholder’s proportionate ownership, and may dilute earnings per share of the shares outstanding at the time of any such issuance. The Certificate of Amendment to Articles of Incorporation is effective upon filing with the Nevada Secretary of State.

5

Potential Anti-Takeover Aspects and Possible Disadvantages of Stockholder Approval of the Amendment

The increase in the authorized number of shares of Common Stock could have possible anti-takeover effects. These authorized but unissued shares could, within the limits imposed by applicable law, be issued in one or more transactions which could make a change of control of the Company more difficult, and therefore more unlikely. The additional authorized shares of Common Stock could be used to discourage persons from attempting to gain control of us by diluting the voting power of shares then outstanding or increasing the voting power of persons that would support the Board of Directors in a potential takeover situation, including by preventing or delaying a proposed business combination that may be opposed by the Board of Directors although perceived to be desirable by some stockholders. Other than as disclosed in the proposed Merger Transaction, pursuant to which the stockholders of NewGen will acquire an aggregate of 40,000,000 shares of our Common Stock, our Board of Directors does not have any current knowledge of any effort by any third party to accumulate our securities or obtain control of our Company by means of a merger, tender offer, solicitation in opposition to management, or otherwise.

While the Authorized Common Stock Amendment may have anti-takeover ramifications, our majority stockholders and Board of Directors believe the financial flexibility offered by the Authorized Common Stock Amendment outweighs any potential disadvantages. To the extent that the Authorized Common Stock Amendment may have anti-takeover effects, the Authorized Common Stock Amendment may encourage persons seeking to acquire us to negotiate directly with the Board of Directors, enabling the Board of Directors to consider any such proposed transaction in a manner that best serves our stockholders’ interests.

Other than as set forth above, there are currently no plans, arrangements, commitments or understandings for the issuance of additional shares of Common Stock.

Amendment

The Third Article of our Articles of Incorporation will be amended to read as follows:

“The authorized capital stock of the corporation shall consist of three hundred million (300,000,000) shares of common stock, par value $0.001 per share.”

A copy of the form of Certificate of Amendment to Articles of Incorporation is attached hereto as Exhibit A.

No Dissenter’s Rights

Under Nevada Law, our dissenting stockholders are not entitled to appraisal rights with respect to our Authorized Common Stock Amendment, and we will not independently provide our stockholders with any such right.

6

STOCKHOLDERS’ ACTION NO. 2

APPROVAL OF AMENDED AND RESTATED BYLAWS OF NEWGEN BIOPHARMA CORP.

General Information

On November 16, 2016, our stockholders holding at least a majority of the outstanding shares of our Common Stock and our Board of Directors approved the Amended and Restated Bylaws. The following discussion briefly summarizes some of the significant differences between our prior bylaws (the “Prior Bylaws”) and the Amended and Restated Bylaws.

Number of Directors

The Prior Bylaws provide that the number of directors on the Board of Directors may be fixed and changed from time to time by ordinary resolution of the stockholders, provided that no reduction in the number of directors may shorten the term of an active director. The Amended and Restated Bylaws provide that the number of directors on the Board of Directors may be fixed and changed from time to time by ordinary resolution of the Company’s stockholders, or by ordinary resolution of the Company’s Board of Directors, provided that no reduction in the number of directors may shorten the term of an active director.

Dividends

The Prior Bylaws provide that dividends may be declared and paid out of available funds at such times as the Board of Directors may determine. The Amended and Restated Bylaws provide that the Board of Directors’ authority to declare and pay dividends to the Company’s stockholders its subject to the limitations set forth in Chapter 78 of the Nevada Revised Statutes.

Amendments

The Prior Bylaws provide that the bylaws shall be subject to alteration or repeal, and that new bylaws may be made, by a majority vote of the Company’s stockholders at an annual or special meeting, and that the Board of Directors shall have the power to make, adopt, alter, amend and repeal bylaws from time to time. The Amended and Restated Bylaws also provide that bylaws may be repealed, altered, amended or adopted by a majority vote of the Company’s stockholders at an annual or special meeting, unless a larger vote is required by the Company’s bylaws or Articles of Incorporation. The Amended and Restated Bylaws provide further that the Board of Directors shall also have the power to repeal, alter, amend and adopt bylaws by unanimous written consent, or by majority vote at any annual, regular or special meeting; provided, however, that such authority is subject to the power of the Company’s stockholders to amend or repeal such bylaws. Additionally, the Amended and Restated Bylaws provide that any amendment, repeal of modification which adversely affects any rights relating to the indemnification of the Company’s directors, officers, employees and agents, as provided in Article XII of the Amended and Restated Bylaws, will only be effective upon the prior written consent of such person(s) so affected.

Certain Acquisitions by Fiduciaries

The Amended and Restated Bylaws provide that Sections 78.378 to 78.3793 of the Nevada Revised Statutes, inclusive (entitled “Acquisition of Controlling Interest”), shall not apply to the Company. These provisions of the Nevada Revised Statutes provide generally that any person or entity that acquires a certain percentage of the outstanding voting shares of a Nevada corporation may be denied voting rights with respect to the acquired shares, unless certain criteria are satisfied. The Prior Bylaws do not address this matter, which means we would be subject to such provisions under the Prior Bylaws if we satisfied all conditions and requirements thereof.

The Amended and Restated Bylaws include other changes which have not been summarized above, including administrative and stylistic changes. The foregoing description of the Amended and Restated Bylaws does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws attached hereto as Exhibit B.

No Dissenter’s Rights

Under Nevada Law, our dissenting stockholders are not entitled to appraisal rights with respect to the approval of the Amended and Restated Bylaws, and we will not independently provide our stockholders with any such right.

7

REASONS WE USED STockHOLDER CONSENT AS OPPOSED TO SOLICITATION OF StockHOLDER APPROVAL VIA PROXY STATEMENT AND SPECIAL MEETING

Stockholder approval of the Authorized Common Stock Amendment and the Amended and Restated Bylaws could have been obtained by us in one of two ways: (i) by the dissemination of a proxy statement and subsequent majority vote in favor of the actions at a stockholder meeting called for such purpose, or (ii) by a written consent of the holders of a majority of our voting securities.

Given that we have already secured the affirmative consent of the holders of a majority of our voting securities for the approval of the Authorized Common Stock Amendment and the Amended and Restated Bylaws, we determined that it would be a more efficient use of limited corporate resources to forego the dissemination of a proxy statement and subsequent majority vote in favor of the actions at a stockholder meeting called for such a purpose, and rather proceed through the written consent of the holders of a majority of our voting securities. Spending the additional company time, money and other resources required by the proxy and meeting approach would have been potentially wasteful and, consequently, detrimental to completing these items in a manner that is timely and efficient for our Company and our stockholders.

DISTRIBUTION OF INFORMATION STATEMENT

Only one Information Statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will undertake to deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make a written or oral request by sending a written notification to our principal executive offices stating your name, your shared address, and the address to which we should direct the additional copy of the Information Statement or by calling our principal executive offices at 855-624-4793. If multiple stockholders sharing an address have received one copy of this Information Statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

No director, officer, nominee for election as a director, associate of any director, officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the matters described herein which is not shared by all other stockholders pro rata in accordance with their respective interest. No director has informed us that he intends to oppose any of the corporate actions to be taken by us as set forth in this Information Statement.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as such term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission (the “SEC”) in its rules, regulations and releases) representing our expectations or beliefs regarding the Company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof, or comparable terminology, are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the SEC.

ADDITIONAL INFORMATION

We are subject to the informational reporting requirements of the Exchange Act and file reports, proxy statements and other information required under the Exchange Act with the SEC. Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, DC 20549. Copies of such materials and information from the SEC can be obtained at existing published rates from the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, DC 20549. The SEC also maintains a site on the Internet at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants that file electronically with the SEC, which may be downloaded free of charge.

8

CONCLUSION

To keep you informed, we are sending you this Information Statement which describes the purpose and effect of the Authorized Common Stock Amendment and the Amended and Restated Bylaws. Your consent to the Authorized Common Stock Amendment and the Amended and Restated Bylaws is not required and is not being solicited in connection with this action.

Neither the SEC nor any state regulatory authority has approved or disapproved these transactions, passed upon the merits or fairness of the transactions, or determined if this Information Statement is accurate or complete. Any representation to the contrary is a criminal offense.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

NEWGEN BIOPHARMA CORP.

By Order of the Board of Directors

By:	/s/ Jerwin Alfiler
Jerwin Alfiler, President

9

EXHIBIT A

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

[ATTACHED]

10

EXHIBIT B

AMENDED AND RESTATED BYLAWS OF NEWGEN BIOPHARMA CORP.

[ATTACHED]

11